Finance income and expense	12 Months Ended
Dec. 31, 2021
Finance income and expense
Finance income and expense
8 Finance income and expense

In calculating interest income and expense, the effective interest rate is applied to the gross carrying amount of the asset (when the asset is not credit-impaired) or to the amortised cost of the liability. Finance expenses are accounted for on an accrual basis.

€ millions	2021	2020	2019
Other finance income	3	3	0
Net foreign exchange gain	20	-	-
Finance income	23	3	0

Interest on convertible bonds	(49)	(19)	(11)
Interest on senior notes	(11)	-	-
Interest on lease liabilities	(5)	(2)	(1)
Other interest expense	(6)	(5)	(1)
Other finance expense	(4)	(4)	(3)
Finance expense	(75)	(30)	(16)

Finance expense mainly consists of interest related to the 2021 convertible bonds, 2020 convertible bonds and 2019 convertible bonds of €49 million (2020: €19 million, 2019: €11 million) as well as interest related to the senior notes of €11 million  (2020 and 2019: nil). In addition, finance income includes foreign exchange gains and losses (on a net basis). In 2020 a net foreign exchange loss of €1 million was included in Other finance expense (2019: €0 million).

The weighted average rate on funds borrowed in 2021 is 3.06% per annum (2020: 4.8%, 2019: 5.2%). Just Eat Takeaway.com did not capitalise borrowing costs in 2021 (2020 and 2019: nil).

The amounts paid in 2021 are mainly related to interest on convertible bonds of €11 million (2020: €8 million, 2019: €3 million), interest on senior notes of €24 million (2020: nil, 2019: nil), and other interest and finance expenses of €11 million (2020: €6 million, 2019: €4 million).